Exhibit 10.2



To: NTL Incorporated (the "ULTIMATE PARENT") for itself and as agent for each of the other Obligors party to the Bridge Facilities Agreement (as defined below)





                                                              [o] May, 2006

Dear Sirs,

AMENDMENT LETTER

We refer to the Senior Bridge Facilities Agreement dated 3 March 2006 (as amended, varied, novated or supplemented from time to time, the "BRIDGE FACILITIES AGREEMENT") and entered into between, amongst others, NTL Incorporated (formerly Telewest Global, Inc.), as Ultimate Parent, Neptune Bridge Borrower LLC, as Initial Borrower, Deutsche Bank AG, London Branch, J.P. Morgan plc, The Royal Bank of Scotland Plc and Goldman Sachs International as Bookrunners, Deutsche Bank AG, London Branch, J.P. Morgan plc, The Royal Bank of Scotland Plc and Goldman Sachs International as Mandated Lead Arrangers, J.P. Morgan Europe Limited as Facility Agent and Security Trustee and the financial and other institutions party to it as Lenders.

Terms defined in the Bridge Facilities Agreement have the same meaning when used in this letter (the "LETTER"). In this Letter, "AMENDMENT EFFECTIVE
DATE" means the date upon which the Facility Agent notifies the Ultimate Parent that it has received a copy of this Letter duly countersigned by the Ultimate Parent. Any reference in this Letter to a Clause is, unless the context otherwise requires, to be construed as a reference to a Clause of the Bridge Facilities Agreement.

1.   On and with effect from the Amendment Effective Date:

(a) each of the parties hereto confirm that this Letter constitutes a Finance Document for the purposes of the Bridge Facilities Agreement (and for the avoidance of doubt, the Structure 2 Bridge Facilities Agreement);

(b) the Ultimate Parent and NTL Holdings Inc. (as successor to the Initial Borrower) represent and warrant that each is a company duly organised and validly existing under the laws of its jurisdiction of incorporation with power to enter into this Letter and to exercise its rights and perform its obligations hereunder and all corporate and (subject to paragraphs (d) and (e) of the definition of Reservations) other action required to authorise its execution of this Letter and its performance of its obligations have been duly taken; and

(c) the Ultimate Parent agrees to reimburse the Facility Agent promptly on demand for all reasonable out-of-pocket costs and expenses (together with VAT or any similar tax), including, without limitation, the reasonable fees and expenses of the Facility Agent's legal advisers, incurred in connection with the negotiation, preparation and execution of this Letter.

2.   With effect from the Amendment Effective Date:

(a) The following definitions shall be inserted in Clause 1 (Definitions and Interpretation) of the Bridge Facilities Agreement, in each case, in alphabetical order:

     "STRUCTURING LONG-STOP DATE" means the 31 July 2006.

     "STRUCTURE 2 OPINIONS" means:

     (a) an opinion from a big four accounting firm; and

     (b) an opinion from an internationally recognized law firm,

     in each case:

     (i) substantially in the form approved by the Mandated Lead Arrangers prior to the issuance of any Structure Notice;

     (ii) issued on the date of the Structure Notice; and

     (iii) to the effect that (i) NTLIH's acquisition of NTL (UK) Group, Inc. shares from NTL (UK) Group, Inc. should not result for US federal income tax purposes in NTL (UK) Group, Inc., the Parent or NTLIH recognising income or gain, and (ii) NTLIH's acquisition of all the stock of Telewest UK in exchange for the NTL (UK) Group, Inc. shares should not result for US federal income tax purposes in the Ultimate Parent, any member of the Ultimate Parent's US consolidated federal tax group, NTL (UK) Group, Inc., the Parent or NTLIH recognising income or gain, in each case, pursuant to the implementation of the steps set out on the pages headed "Post Combination Restructuring - Second Alternative (Structure 2)" of the Steps Paper (including, at the Company's option, alternative Steps 6Y-10Y described therein)."

(b) The definition of "Short Term Note" in Clause 1 (Definitions and Interpretation) of the Bridge Facilities Agreement shall be deleted and replaced with the following:

     "SHORT TERM NOTE" shall have the meaning assigned to it by the Senior Facilities Agreement.

(c)  The  definition  of   "Structuring   Completion   Date"  in  Clause  1
     (Definitions and Interpretation) of the Bridge Facilities Agreement shall be deleted and replaced with the following:

     "STRUCTURING COMPLETION DATE" means the date falling 10 Business Days after the Structuring Long-Stop Date".

3. With effect from the Amendment Effective Date, Clause 19.21 (Steps Paper) of the Bridge Facilities Agreement shall be deleted and replaced in its entirety by the following:

"19.21    STEPS PAPER

The Ultimate Parent shall (and it shall procure that each member of the Group shall, as applicable) implement each of the steps required for the consummation of the Merger and reorganisation of the Group in accordance with the Steps Paper and in particular, without limitation to the foregoing provision:

(a) to implement each of Steps 1 and 2 set out on the page headed "Combination of NTL and Telewest" of the Steps Paper, culminating in the structure set out on the page headed "Interim Structure After Step 2" such that all of those steps are completed on the Merger Closing Date, and thereafter:

(i) if a negative IRS Ruling is obtained prior to the Structuring Long-Stop Date or the Ultimate Parent so elects, to implement each of Steps 3 to 8 (including, at the Ultimate Parent's option, the alternative Step 6x described therein) set out on the page headed "Post-Combination Restructuring - First Alternative (Structure 1)" of the Steps Paper, culminating in the structure set out on the page headed "First Alternative (Structure 1) - Final Structure (assumes Step 6)" or the structure set out on the page headed "Post-Combination Restructuring - Alternative Step 6x (Structure 1)", such that all such steps are completed on the same Business Day and in any event by no later than 10 Business Days after such negative IRS Ruling is received, or in the case of the Ultimate Parent's election, by no later than the Structuring Completion Date;

(ii) if either a positive IRS Ruling or the Structure 2 Opinions are obtained prior to the Structuring Long-Stop Date, at the option of the Ultimate Parent:

     (1) to deliver a Structure Notice and thereafter to implement each of Steps 3 to 10 (including, at the Ultimate Parent's option, alternative Steps 6Y-10Y described therein) set out on the pages headed "Post Combination Restructuring - Second Alternative (Structure 2)" of the Steps Paper, culminating in the structure set out on the page headed "Second Alternative (Structure 2) - Final Structure", such that all such steps are completed on the same Business Day and in any event, in the case of a positive IRS Ruling, by no later than 10 Business Days after such positive IRS Ruling is received or, in the case of a Structure 2 Opinion, by no later than the Structuring Completion Date; or

     (2) to implement each of Steps 3 to 8 (including, at the Ultimate Parent's option, the alternative Step 6x described therein) set out on the page headed "Post-Combination Restructuring - First Alternative (Structure 1)" of the Steps Paper, culminating in the structure set out on the page headed "First Alternative (Structure 1) - Final Structure (assumes Step 6)" or the structure set out on the page headed "Post-Combination Restructuring - Alternative Step 6x (Structure 1)", such that all such steps are completed on the same Business Day and in any event, in the case of a positive IRS Ruling, by no later than 10 Business Days after such positive IRS Ruling is received or, in the case of a Structure 2 Opinion, by no later than the Structuring Completion Date; and

(iii) if a negative IRS Ruling, a positive IRS Ruling or either of the Structure 2 Opinions are not obtained prior to the Structuring Long-Stop Date, to implement each of Steps 3 to 8 (including, at the Ultimate Parent's option, the alternative Step 6x described therein) set out on the page headed "Post-Combination Restructuring - First Alternative (Structure 1)" of the Steps Paper, culminating in the structure set out on the page headed "First Alternative (Structure 1)
      - Final Structure (assumes Step 6)" or the structure set out on the page headed "Post-Combination Restructuring - Alternative Step 6x (Structure 1)", such that all such steps are completed on the same Business Day and in any event by no later than the Structuring Completion Date;

(b) if the Baseball Effective Date occurs (and Step V1 and V2 described below can be implemented prior to the Structuring Completion Date), to implement each of the Steps V1 and V2 on the page headed "Acquisition of Virgin Mobile Pre-Restructuring", culminating in the structure set out on the page headed "After Virgin Mobile Pre-Restructuring", such that both of those steps are completed on the same Business Day, on a date falling not more than 15 days after the Baseball Effective Date;

(c) if the Baseball Effective Date occurs after the Structuring Completion Date (or Steps V1 and V2 referred to above cannot be implemented before the Structuring Completion Date) and the provisions of either sub-paragraphs (a)(i), (a)(ii)(2) or (a)(iii) above have been implemented, to implement each of the Steps 0a and 0b on the page headed "Structure 1 Acquisition of Virgin Mobile", culminating in the structure set out on the page headed "Structure 1 Post Virgin Mobile Acquisition (assumes Step 6)" or the structure set out on the page headed "Structure 1 Post Virgin Mobile Acquisition (assumes Step 6x)", such that both of those steps are completed on the same Business Day, on a date falling not more than 15 days after the Baseball Effective Date; or

(d) if the Baseball Effective Date occurs after the Structuring Completion Date (or Steps V1 and V2 referred to above cannot be implemented before the Structuring Completion Date) and the provision of sub-paragraph (a)(ii)(1) above has been implemented, to implement each of the Steps 0a and 0b on the page headed "Structure 2 Virgin Mobile Acquisition", culminating in the structure set out on the page headed "Structure 2 Post Virgin Mobile Acquisition", such that both of those steps are completed on the same Business Day, on a date falling not more than 15 days after the Baseball Effective Date, in each case, with such amendments, variations or modifications as the Ultimate Parent shall deem necessary, provided that no such amendment, variation or modification could reasonably be expected to be materially adverse to the interests of the Lenders."

4. The Facility Agent confirms that the consent of an Instructing Group has been obtained to the amendments to the Bridge Facility Agreement referred to in this Letter.

5. Save as amended by this letter, the Finance Documents remain in full force and effect.

6. This letter may be signed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this letter.

7.   This letter is governed by English law.

Please sign and return the enclosed copy of this letter as acknowledgement of your agreement to the above.

Yours faithfully,




----------------------------------

For and on behalf of

J.P. Morgan Europe Limited, as Facility Agent for the Lenders

Name:

Title:



Accepted and agreed




----------------------------------

For and on behalf of

NTL Incorporated, for itself and as agent for each of the other Obligors.

Name:

Title: